Exhibit 10.58

CONSENT LETTER

October 10, 2019

MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.

1221 Avenue of the Americas

New York, New York 10020

Attention: Greg Hurst

Gotham Funding Corporation

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

Attention: David V. DeAngelis

with a copy to:

MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.

1221 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

SMBC Nikko Securities America, Inc.

277 Park Avenue, 5th Floor
New York, New York 10172

Attention: Structured Finance Group

Manhattan Asset Funding Company LLC
c/o SMBC Nikko Securities America, Inc.
277 Park Avenue, 5th Floor
New York, New York 10172

Attention: Structured Finance Group

Sumitomo Mitsui Banking Corporation
277 Park Avenue
New York, New York 10172

Attention: Structured Finance Group

The Bank of Nova Scotia
250 Vesey Street, 23rd Floor
New York, New York 10281
Attention: Tim Johnston

Attention: Peter Gartland

Liberty Street Funding LLC
c/o Global Securitization Services, LLC
114 West 47th Street Suite 2310
New York, New York 10036
Attention: Jill A. Russo

Bank of America, N.A.

NC2-109-02-02

13510 Ballantyne Corporate Place

Charlotte, NC 28277

Attention: Chris Haynes

Telephone: 980-683-4585

Email: christopher.haynes@baml.com

Attention: Willem van Beek

Telephone: 980-683-4724

Email: willem.van_beek@bofa.com

Wells Fargo Bank, National Association

1100 Abernathy Road, Suite 1600

Atlanta, Georgia 30328

Telephone: 770-508-2115

Facsimile No.: 877-660-5109

Attn: Dale Abernathy

Email: dale.abernathy@wellsfargo.com

Ladies and Gentlemen:

Reference is made to the Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (as the same may from time to time be amended, supplemented or otherwise modified, the “Agreement”), by and among SIT Funding Corporation (the “Borrower”), the Conduit Lenders, Discretionary Lenders, and Managing Agents party thereto, and MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“MUFG”), as the Administrative Agent.  Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in Annex X to the Agreement.

Clause (bb) of the definition of “Eligible Receivable” in Annex X to the Agreement provides that, unless expressly permitted in writing by all Lenders, no Receivable the Obligor of which is Iron Bow Technologies, LLC may constitute an Eligible Receivable under the Agreement and the other Related Documents.  The Borrower hereby requests, and by its signature below each of the Lenders and the other parties hereto hereby agrees, that, on and after the date hereof, each Receivable owing by Iron Bow Technologies, LLC shall constitute an Eligible Receivable to the extent such Receivable satisfies each clause of the definition of “Eligible Receivable” (other than clause (bb)).

This consent letter (this “Consent Letter”) may be executed in counterparts, all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Consent Letter by facsimile or electronic format shall be effective as delivery of a manually executed counterpart of this Consent Letter.

This Consent Letter and the Agreement contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and together shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Any provisions of this Consent Letter may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto.

This Consent Letter shall be governed by, and construed in accordance with, the internal laws (as opposed to conflicts of law provisions) of the State of New York.

Sincerely,

SYNNEX CORPORATION

By:_/s/ Simon Y. Leung____________________

Name:Simon Y. Leung

Title:Corporate Secretary

SIT FUNDING CORPORATION

By:_/s/ Simon Y. Leung____________________

Name:Simon Y. Leung

Title:Corporate Secretary

Accepted as of the date first above written:

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Administrator, as a Managing Agent and as a Committed Lender

By:_/s/ Eric Williams____________________
Name: Eric Williams
Title: Managing Director

GOTHAM FUNDING CORPORATION, as a Discretionary Lender

By:_/s/ Kevin J. Corrigan ____________________
Name: Kevin J. Corrigan
Title: Vice President

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent

By:_/s/ Eric Williams____________________
Name: Eric Williams
Title: Managing Director

)

LIBERTY STREET FUNDING LLC, as a

Discretionary Lender

By:_/s/ Jill A. Russo_______________________

Name: Jill A. Russo

Title: Vice President

THE BANK OF NOVA SCOTIA, as an Administrator, as a Managing Agent and as a Committed Lender

By: /s/ Douglas Noe _______________________

Name: Douglas Noe

Title:  Managing Director

SMBC NIKKO SECURITIES AMERICA, INC.,
as an Administrator and as a Managing Agent

By: /s/ Yukimi Konno_______________________

Name:Yukimi Konno

Title:Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Lender

By:_/s/ Masanori Yoshimura___________________

Name:Masanori Yoshimura

Title:Executive Director

MANHATTAN ASSET FUNDING COMPANY LLC,

as a Discretionary Lender

By:MAF Receivables Corp., its sole member

By:__/s/ Irina Khaimova ______________________

Name:Irina Khaimova

Title:Vice President

)

BANK OF AMERICA, N.A., as a Managing Agent and as a Committed Lender

By:_/s/ Chris Haynes _____________________________
Name: Chris Haynes
Title:   Senior Vice President

)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Managing Agent and as a Committed Lender

By:_/s/ Dale Abernathy _______________________
Name: Dale Abernathy
Title:   Director

)